Exhibit 99.1

Access National Reports 59% Increase in Q2 Earnings, Continues Dividend Increase

RESTON, Va.--(BUSINESS WIRE)--July 20, 2011--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank, reported record second quarter net income of $2.7 million, a 59.2% increase over the $1.7 million recorded in the second quarter of 2010. This represents the company’s 44th consecutive quarterly profit over its 12-year history. Net income per diluted common share was $0.26, an increase of 62.5% over the $0.16 reported in the second quarter of 2010. Net income increased primarily due to a decrease in interest expense, gains realized on the sale of other real estate owned and a decrease in the provision for loan losses.

Based upon the record earnings, strong capital and favorable outlook, the Board of Directors declared a cash dividend of $0.04 per share for shareholders of record as of August 4, 2011 and payable on August 25, 2011. This action represents the third consecutive quarter of a dividend increase.

Net income for the six months ended June 30, 2011 totaled approximately $5.0 million compared to $2.9 million for the same period in 2010. Diluted earnings per share were $0.48 compared to $0.27 in 2010.

Return on average assets was 1.51% for the second quarter of 2011 compared to 0.84% for the second quarter of 2010. Return on average equity was 14.08% for the quarter ended June 30, 2011 compared to 9.24% for the same period last year.

Commercial and Industrial Loan growth fueled an increase in Loans Held for Investment by $23.2 million (4.7%) during the second quarter and $29.1 million (5.9%) year to date. SBA Loan activity contributed to the loan growth as Access remained the dominant SBA Lender in the Washington Area during the period ended June 30, 2011. Meanwhile, total Assets decreased to $713.0 million at June 30, 2011 compared to $831.8 at December 31, 2010. The decrease in assets was primarily attributable to a reduction in investments and loans held for sale.

Commercial demand deposits increased 53.5% during the first 6-months to $129 million, or 25.4% of total Deposits at June 30, 2011. Interest bearing deposits decreased by $164.9 million primarily as a result of a decrease in non-core rate sensitive deposits. Overall, Deposits totaled $507.9 million at June 30, 2011 compared to $627.8 million at December 31, 2010.

Non-performing assets (NPA) decreased to $8.1 million or 1.1% of total assets down from $11.0 million or 1.53% of assets at March 31, 2011. NPA are comprised of non-accrual loans totaling $7.5 million and other real estate owned of $600 thousand. The allowance for loan losses totaled $11.1 million or 2.12% of total loans held for investment as of June 30, 2011.

Book Value per common share increased 12.5% at June 30, 2011 to $7.56, compared to $6.71 at June 30, 2010. The retention of earnings helped the ratio of total equity to total assets increase to 10.91% at June 30, 2011 compared to 8.6% at June 30, 2010. Access National Corporation and its subsidiary bank continue to exceed standards of being “Well Capitalized” as set forth under banking regulations.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	June 30,	December 31,	June 30,
	2011	2010	2010
(In Thousands)	(unaudited)		(unaudited)

ASSETS

Cash and due from banks	$8,451	$9,198	$10,553

Interest-bearing balances and federal funds sold	14,202	102,709	75,567

Securities available for sale - at fair value	96,523	128,745	128,003

Loans held for sale - at fair value	56,519	82,244	66,156

Loans held for investment
net of allowance for loan losses of $11,057, $10,527
and $9,348, respectively	509,618	481,002	459,535

Premises, equipment and land	8,738	8,934	8,640

Other assets	18,965	18,992	42,116

Total assets	$713,016	$831,824	$790,570

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$128,945	$83,972	$78,313

Savings and interest-bearing deposits	126,885	158,352	177,360

Time deposits	252,083	385,524	352,391

Total deposits	507,913	627,848	608,064

Short-term borrowings	107,457	80,348	57,588

Long-term borrowings	5,929	37,034	38,141

Subordinated debentures	6,186	6,186	6,186

Other liabilities and accrued expenses	7,712	8,215	10,138

Total Liabilities	635,197	759,631	720,117

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized;
issued and outstanding, 10,299,041, 10,376,169
and 10,497,271 shares, respectively	8,600	8,664	8,765

Surplus	17,419	17,794	18,364

Retained earnings	51,946	47,530	43,060

Accumulated other comprehensive income	(146)	(1,795)	264

Total shareholders' equity	77,819	72,193	70,453

Total liabilities and shareholders' equity	$713,016	$831,824	$790,570

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Six Months Ended
	June 30, 2011	June 30, 2011	June 30, 2010
(In Thousands Except for Share Data)		(unaudited)

INTEREST INCOME
Interest and fees on loans	$7,932	$15,814	$15,849

Interest on federal funds sold and bank balances	17	72	114

Interest on securities	580	1,213	954
Total interest income	8,529	17,099	16,917

INTEREST EXPENSE
Interest on deposits	1,179	2,690	4,017

Interest on other borrowings	503	995	1,328
Total interest expense	1,682	3,685	5,345
Net interest income	6,847	13,414	11,572

Provision for loan losses	(2)	221	746
Net interest income after provision for loan losses	6,849	13,193	10,826

NONINTEREST INCOME
Service charges and fees	168	341	326

Gain on sale of loans	7,382	12,898	13,638

Other Income	550	700	(664)
Total noninterest income	8,100	13,939	13,300

NONINTEREST EXPENSE
Salaries and benefits	5,877	11,270	10,616

Occupancy and equipment	678	1,343	1,330

Other operating expense	4,248	6,821	7,599
Total noninterest expense	10,803	19,434	19,545
Income before income tax	4,146	7,698	4,581

Income tax expense	1,475	2,740	1,687
NET INCOME	2,671	$4,958	$2,894

Earnings per common share:
Basic	$0.26	$0.48	$0.28
Diluted	$0.26	$0.48	$0.27

Average outstanding shares:
Basic	10,324,502	10,341,944	10,572,614
Diluted	10,391,451	10,398,064	10,590,816

Performance and Capital Ratios

	Three Months	Three Months	Six Months	Six Months	Three Months	Three Months	Three Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	March 31,	December 31,	September 30,	March 31,	December 31,
(Dollars In Thousands)	2011	2010	2011	2010	2011	2010	2010	2010	2010

Return on average assets (annualized)	1.51%	0.84%	1.35%	0.80%	1.20%	1.08%	1.21%	0.74%	0.98%
Return on average equity (annualized)	14.08%	9.24%	13.31%	8.26%	12.53%	12.60%	13.87%	7.01%	10.85%
Net interest margin	4.00%	3.16%	3.77%	3.35%	3.55%	3.57%	3.36%	3.58%	3.41%
Efficiency ratio - Bank only	53.06%	53.39%	44.19%	41.47%	52.32%	54.98%	58.64%	71.71%	59.02%
Total equity to assets	10.91%	8.91%	10.91%	8.91%	10.38%	8.68%	9.03%	10.86%	8.68%

Averages
Assets	706,567	798,038	734,947	725,434	763,780	834,973	802,357	654,622	772,600
Loans held for investment	508,010	469,122	501,501	472,897	494,920	485,710	471,308	476,713	475,726
Loans held for sale	29,348	44,984	29,186	38,293	29,021	107,474	70,913	31,528	63,868
Interest-bearing deposits & federal funds sold	28,575	128,864	54,269	96,021	80,249	66,377	88,014	62,813	86,531
Investment securities	117,214	114,061	125,000	83,795	132,873	135,468	127,913	53,193	107,940
Earning assets	684,439	756,754	711,804	690,807	739,472	794,855	757,702	624,128	733,810
Interest-bearing deposits	387,478	531,442	436,857	466,540	486,785	529,413	528,590	400,918	498,028
Total deposits	481,657	604,851	524,083	536,511	566,966	611,255	603,460	468,208	572,138
Repurchase agreements & federal funds sold	37,097	25,307	36,583	24,834	36,064	38,620	28,376	24,356	29,202
Commercial paper & other short term borrowings	93,625	34,365	80,206	33,574	66,637	49,755	34,653	32,775	38,088
Long-term borrowings	12,652	44,864	12,927	46,835	13,204	43,757	44,311	48,828	45,423
Equity	75,893	70,112	74,517	70,098	72,988	71,333	70,272	69,386	69,827

Banking segment - income before taxes	$4,126	$2,586	$7,474	$4,047	$3,348	$2,285	$2,428	$1,461	$8,760
Mortgage segment - income before taxes	$748	$575	$1,459	1,353	$711	$1,691	$1,939	$778	$4,983
Other segments - income before taxes	$(729)	$(487)	$(1,235)	$(820)	$(507)	$(380)	$(442)	$(332)	$(1,641)
Mortgage loan originations	$161,936	$180,365	$284,150	$329,305	$122,215	$263,629	$231,804	$148,941	$824,738
Allowance for losses on mortgage loans sold	$2,286	$3,630	$2,286	$3,630	$2,113	$1,991	$4,488	$3,768	$1,991

Book value per common share	$7.56	$6.71	$7.56	$6.71	$7.21	$6.96	$6.95	$6.52	$6.96

Composition of Loan Portfolio

	June 30, 2011		December 31, 2010		June 30, 2010
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate-Owner Occupied	$139,374	26.77%	$137,169	27.91%	$130,062	27.74%
Commercial real estate-Income Producing	96,349	18.50	80,844	16.45	85,329	18.20
Residential real estate	130,918	25.14	137,771	28.03	141,389	30.15
Commercial	116,660	22.41	94,765	19.28	75,595	16.12
Real estate construction	34,446	6.62	38,093	7.75	35,085	7.48
Consumer	2,927	0.56	2,887	0.59	1,423	0.31
Total loans	$520,674	100.00%	$491,529	100.00%	$468,883	100.00%
Less allowance for loan losses	11,057		10,527		9,348
	$509,617		$481,002		$459,535

Composition of Deposits

	June 30, 2011		December 31, 2010		June 30, 2010
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$128,945	25.39%	$83,972	13.37%	$78,313	12.88%
Interest-bearing demand deposits	25,981	5.11	24,548	3.91	41,696	6.86
Savings and money market	100,904	19.87	110,967	17.67	110,622	18.19
CDARS-reciprocal time deposits	107,415	21.15	234,221	37.31	203,429	33.45
Brokered deposits	31,229	6.15	56,356	8.98	63,357	10.42
Time deposits	113,439	22.33	117,784	18.76	110,647	18.20
Total Deposits	$507,913	100.00%	$627,848	100.00%	$608,064	100.00%

Asset Quality Trend Profile

	Six Months	Three Months	Twelve Months	Nine Months	Six Months	Three Months
	Ended	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Total assets	$713,016	$717,198	$831,824	$804,838	$790,570	$637,381
Total loans held for investment	$520,674	$497,469	$491,529	$478,327	$468,883	$469,728

Allowance for loan losses - beginning balance	$10,527	$10,527	$9,127	$9,127	$9,127	$9,127
Charge offs	(553)	(184)	(2,048)	(1,231)	(974)	(393)
Recoveries	862	156	632	505	449	324
Net charge offs	309	(28)	(1,416)	(726)	(525)	(69)
Provision for loan losses	221	223	2,816	1,321	746	198
Allowance for loan losses - ending balance	$11,057	$10,722	$10,527	$9,722	$9,348	$9,256

Allowance for loan losses/loans held for investment	2.12%	2.16%	2.14%	2.03%	1.99%	1.97%

Delinquent 30 - 90 days	$171	$2,100	$2,771	$840	$358	$845
Percentage of loans delinquent	0.03%	0.42%	0.56%	0.18%	0.08%	0.18%

Non-accrual loans	$7,481	$9,163	$8,561	$6,952	$6,752	$9,447
OREO	$590	$1,859	$1,859	$3,276	$5,334	$4,073
Total NPA	$8,071	$11,022	$10,420	$10,228	$12,086	$13,520
NPA to total assets	1.12%	1.53%	1.25%	1.27%	1.53%	2.12%
Allowance for loan losses/NPA	137.00%	97.28%	101.03%	95.06%	77.35%	68.47%

OREO Expense	$395	$68	$2,335	$1,324	$676	$459
Gain on Sale of OREO	$1,324	$15	$1,253	$349	$-	$(98)
OREO expense net	$(929)	$53	$1,082	$975	$676	$557

Allowance for losses on mortgage loans sold	$2,286	$2,113	$1,991	$4,488	$3,630	$3,768
Provision for losses on mortgage loans sold	$289	$126	$3,836	$2,400	$1,100	$500

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
	Three Months Ended

	June 30, 2011			March 31, 2011			June 30, 2010
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$118,506	$580	1.96%	$135,281	$633	1.87%	$113,784	$604	2.12%
Loans held for sale	29,348	342	4.66%	29,021	349	4.81%	44,984	572	5.09%
Loans(1)	508,010	7,590	5.98%	494,920	7,533	6.09%	469,122	7,405	6.31%
Interest-bearing balances and federal funds sold	28,575	17	0.24%	80,249	55	0.27%	128,864	77	0.24%
Total interest earning assets	684,439	8,529	4.98%	739,471	8,570	4.64%	756,754	8,658	4.58%
Noninterest earning assets:
Cash and due from banks	10,870			12,180			8,885
Premises, land and equipment	8,843			8,927			8,674
Other assets	13,204			13,799			32,781
Less: allowance for loan losses	(10,789)			(10,597)			(9,056)
Total noninterest earning assets	22,128			24,309			41,284
Total Assets	$706,567			$763,780			$798,038

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$23,431	$26	0.44%	$23,425	$27	0.46%	$37,501	$60	0.64%
Money market deposit accounts	108,988	156	0.57%	124,176	194	0.62%	132,409	391	1.18%
Savings accounts	2,848	2	0.28%	2,905	1	0.14%	3,942	9	0.91%
Time deposits	252,211	995	1.58%	336,279	1,289	1.53%	357,590	1,589	1.78%
Total interest-bearing deposits	387,478	1,179	1.22%	486,785	1,511	1.24%	531,442	2,049	1.54%
Borrowings:
FHLB Advances	26,484	24	0.36%	4,523	15	1.33%	11,662	110	3.77%
Securities sold under agreements to repurchase and federal funds purchased	37,097	19	0.20%	36,064	18	0.20%	25,307	30	0.47%
Other short-term borrowings	37,142	56	0.60%	32,115	49	0.61%	22,703	54	0.95%
FHLB Long-term borrowings	6,466	55	3.40%	7,018	62	3.53%	8,681	77	3.55%
FDIC Term Note	29,999	297	3.96%	29,999	295	3.93%	29,997	297	3.96%
Subordinated Debentures	6,186	52	3.36%	6,186	53	3.43%	6,186	53	3.43%
Total borrowings	143,374	503	1.40%	115,905	492	1.70%	104,536	621	2.38%
Total interest-bearing deposits and borrowings	530,852	1,682	1.27%	602,690	2,003	1.33%	635,978	2,670	1.68%
Noninterest-bearing liabilities:
Demand deposits	94,179			80,181			73,409
Other liabilities	5,643			7,921			18,539
Total liabilities	630,674			690,792			727,926
Shareholders' Equity	75,893			72,988			70,112
Total Liabilities and Shareholders' Equity:	$706,567			$763,780			$798,038

Interest Spread(2)			3.72%			3.31%			2.90%

Net Interest Margin(3)		$6,847	4.00%		$6,567	3.55%		$5,988	3.17%

(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities

	Six Months Ended
	June 30, 2011			June 30, 2010
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities, at amortized cost(1)	$126,848	$1,213	1.91%	$83,596	$954	2.28%
Loans held for sale	29,186	691	4.74%	38,293	961	5.02%
Loans(2)	501,501	15,123	6.03%	472,897	14,888	6.30%
Interest-bearing balances and federal funds sold	54,269	72	0.27%	96,021	114	0.24%
Total interest earning assets	711,804	17,099	4.80%	690,807	16,917	4.90%
Non-interest earning assets:
Cash and due from banks	11,529			8,157
Premises, land, and equipment	8,885			8,702
Other assets	13,423			26,981
Less: allowance for loan losses	(10,694)			(9,213)
Total noninterest earning assets	23,143			34,627
Total Assets	$734,947			$725,434

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$23,428	$53	0.45%	$30,531	$103	0.67%
Money market deposit accounts	116,540	350	0.60%	131,103	784	1.20%
Savings accounts	2,876	3	0.21%	4,038	19	0.94%
Time deposits	294,013	2,284	1.55%	300,868	3,111	2.07%
Total interest-bearing deposits	436,857	2,690	1.23%	466,540	4,017	1.72%
Borrowings:
FHLB Advances	15,564	39	0.50%	14,668	313	4.27%
Securities sold under agreements to repurchase and federal fund purchased	36,583	37	0.20%	24,834	58	0.47%
Other short-term borrowings	34,643	105	0.61%	18,906	89	0.94%
FHLB long-term borrowings	6,741	117	3.47%	10,652	171	3.21%
FDIC term note	29,999	592	3.95%	29,997	592	3.95%
Subordinated Debentures	6,186	105	3.39%	6,186	105	3.39%
Total borrowings	129,716	995	1.53%	105,243	1,328	2.52%
Total interest-bearing liabilities	566,573	3,685	1.30%	571,783	5,345	1.87%
Noninterest-bearing liabilities:
Demand deposits	87,226			69,970
Other liabilities	6,631			13,583
Total Liabilities	660,430			655,336
Shareholders' Equity	74,517			70,098
Total Liabilities and Shareholders' Equity:	$734,947			$725,434

Interest spread(3)			3.50%			3.03%

Net interest margin(4)		$13,414	3.77%		$11,572	3.35%

(1) Includes restricted stock.
(2) Loans placed on nonaccrual status are included in loan balances.
(3) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(4) Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100